(ICON)

The Global
Total Return
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995

(LOGO)

The Global Total Return Fund, Inc.

Performance At A Glance.
1995 was a good year for global bond investors and The Global Total Return Fund. We took advantage of changes in the strength of the U.S. dollar and falling worldwide interest rates by buying foreign bonds that produced attractive returns. The Fund finished 1995 significantly ahead of the average general world income fund tracked by Lipper Analytical Services.

Cumulative Total Returns1                                 As of 12/31/95
                                  One      Five         Since
                                  Year     Years     Inception*
The Global Total Return Fund      25.5%    48.3%        167.7%
Lipper Closed-End World Income    20.5     54.4         200.9
Fund Developed Nations Avg3
Lipper Gen. World Inc. Avg4       18.1     47.9         102.6

Average Annual Total Returns2                             As of 12/31/95
                                  One      Five         Since
                                  Year     Years     Inception*
The Global Total Return Fund      20.5%     7.3%         10.5%



Your                            Total Dividends
Dividend                       Paid for 12 Months
As of                                $0.81
12/31/95

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost

The Fund operated as a closed end fund as of 12/31/95 and shares of the Fund traded on the New York Stock Exchange for all periods shown. The Fund commenced operations as an open-end fund on 1/15/96. Concurrent with open-ending, the Fund is subject to higher operating expenses which would have resulted in lower returns if applied to past performance.

*Inception date 7/7/86.

1 Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns represents the change in net asset value from the beginning of the respective period through 12/31/95 and assumes the reinvestment of dividends and distributions through the Fund's dividend reinvestment plan in effect at the time of reinvestment.

2 Source: Prudential Mutual Fund Management. Average annual total return does take into account the 4% maximum front-end sales charge currently applicable to Class A shares, although it does not take into account the higher operation expenses (such as the distribution fee) to which the Fund's shares are now subject to as an open-end fund. Dividends and distributions are assumed to be reinvested in the Fund's dividend reinvestment plan in effect at the time of reinvestment.

3 Lipper average return is for the 12 funds in the Closed-End World Income Fund-Developed Nations category for one year, six funds for five years and two funds since inception, according to Lipper Analytical Services.

4 Lipper average return is for the 135 funds in the General World Income Funds category (open-end funds) for one year, 29 funds for five years and two funds since inception, according to Lipper Analytical Services.

How Investments Compared.
(As of 12/31/95)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, offer a fixed rate of return and fixed principal value.

Global Bond Funds provide more income than global stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of global stock funds. In addition, these are foreign investments and are subject to special risks including political, social and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*14 years for Global Bond Funds.

Gabriel Irwin and Simon Wells, Fund Managers

Portfolio                                            (PICTURE)
Managers' Report                                     (PICTURE)

We invest primarily in government bonds issued throughout the world, including the United States. The Fund seeks to maximize total return by investing primarily in domestic and foreign government securities rated in one of the four highest categories by Moody's, Standard & Poor's or other recognized rating service. The Fund may invest up to 10% of total assets in bonds rated below investment grade with a minimum rating of "B" by S&P or in unrated securities of equivalent quality.

Strategy Session.

We follow a "top down" investment philosophy. This means that we emphasize country and currency allocations rather than a specific type of bond from a specific market. We like to invest in countries with well-managed economies and we may use currency hedges depending upon the strength and stability of the local currency.

1995 was a good year for most foreign bond markets. Slow economic growth and falling short- term interest rates in Germany and the U.S. created the perfect environment for bonds to do well -- and well they have done. During 1995, non-U.S. bonds returned more than 21% and U.S.bonds more than 17%, according to the J.P. Morgan Government Bond Index.

Our emphasis on the U.S. dollar and currencies that correlate or "track" the U.S. dollar, such as Australia, Canada and New Zealand, (51.6% of net assets as of December 31, 1995) helped us to capitalize on owning bonds in a strong currency, this time in the U.S. dollar.

We also maintained our core holdings in Germany, Netherlands, the United Kingdom and Denmark (32% of net assets as of December 31, 1995). These countries featured well-established economies, steady (if slowing) growth and low levels of inflation. Later in the year we added bonds from Spain and Italy as well.

During 1995, we also invested in short-term, high yielding bonds from emerging market nations, such as the Czech Republic, Hungary, Poland and others. We liked these countries because they have embraced reforms to modernize their economies and offered attractive investment opportunities. Emerging markets may be subject to a greater degree of political and economic risk than other non-U.S. markets.

An Open-End Fund.

On December 6, 1995, shareholders approved the conversion of your Fund from a closed-end fund to an open-end mutual fund. On January 15, 1996, the Fund began a continuous public offering of its shares as an open-end fund. As an open-end mutual fund, it will offer three classes of shares
(A, B or C), which are subject to alternative sales charges and distribution and/or service fee arrangements.

By now you should have received a statement from the Fund's transfer agent showing the conversion of your shares. If you wish to redeem your shares at current net asset value, you will be subject to a 2% fee payable to the Fund for six months following the conversion on shares purchased prior to the conversion (including shares acquired through the automatic reinvestment of dividends and distributions with respect to those shares). This fee is in place to offset the costs associated with initial redemptions on the remaining shareholders. Upon expiration of the redemption fee, shares purchased prior to the conversion may be freely exchanged for Class A shares of other Prudential mutual funds at the net asset value without any additional sales charge.

What Went Well.

A Yen For Dollars.

Our best move of the year was correctly anticipating a strengthening of the U.S. dollar against most currencies. Starting in May, we began selling our Japanese bonds and used the proceeds to purchase more European bonds. We also hedged back into the U.S. dollar. We did so for two reasons. First, the dollar had already fallen to historically low levels compared to other currencies and it was unlikely that it would weaken further. Second, we believed that the yen had become overvalued and could not be sustained given low Japanese interest rates and a sluggish Japanese economy.

We were right on both counts. By early summer, the dollar had begun to strengthen compared to other currencies and the yen began to slide. This trend continued for the remainder of the year.

Strategic Sells.

We sold the last of our Swedish bonds in November after a bond rally there approached its peak. We likewise eliminated holdings in Japan in October because of consistently low yields, a weakening yen and an economy which had apparently "bottomed out." We also substantially trimmed positions in New Zealand and Australia because these bonds appeared to us to have become overvalued. These assets were shifted to European markets where we saw better opportunities.

And Not So Well.

As we stated earlier, 1995 was a very good year for most bond markets and for your Fund. Looking back, we perhaps could have further enhanced return by lengthening the duration of the Fund's portfolio more than we did during the year. Duration is a statistical measure of a fund's interest rate sensitivity. The longer a fund's duration, the more likely it is to perform well when interest rates fall, as they did in 1995.

Sector Breakdown.*
The Global Total Return Fund, Inc.
as of 12/31/95.
(PIE CHART)

Looking Ahead.

Our outlook for world bond markets is positive although there are concerns that cannot be ignored. On the positive side, the European and U.S. economies are growing slowly and inflation appears under control. For the time being, the world's leading central banks, such as the U.S. Federal Reserve and German Bundesbank, are generally lowering short-term interest rates to help deflect the possibility of recession. This is a positive environment for bonds. Japan, however, remains a concern. Japan has severe economic and fiscal problems as well as rock- bottom bond yields. Until this changes, we shall be biased towards investments in European and U.S. dollar-denominated markets -- including the United States.

President's Letter                                       February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of
December 31, 1995                             THE GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount                                              US$
(000)               Description                Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS(a)--85.2%
------------------------------------------------------------
Australia--2.1%
A$         7,000    New South Wales Treasury
                       Corporation,
                    6.50%, 5/1/06                     $  4,508,115
          10,750    Queensland Treasury
                       Corporation,
                    6.50%, 6/14/05                       7,011,165
                                                      ------------
                                                        11,519,280
------------------------------------------------------------
Canada--5.8%
C$         8,000    British Columbia Provincial
                       Bond,
                    7.75%, 6/16/03                       6,072,424
                    Canadian Government Bonds,
          22,000    9.00%, 12/1/04                      18,166,691
           9,800    9.00%, 6/1/25                        8,369,008
                                                      ------------
                                                        32,608,123
------------------------------------------------------------
Czech Republic--0.2%
   CZK    30,000    Skoda Finance,
                    11.625%, 2/9/98                      1,138,179
------------------------------------------------------------
Denmark--7.1%
                    Danish Government Bonds,
   DKr    76,600    8.00%, 5/15/03                      14,706,838
          91,940    7.00%, 12/15/04                     16,471,706
          44,750    8.00%, 3/15/06                       8,504,644
                                                      ------------
                                                        39,683,188
------------------------------------------------------------
France--1.0%
                    National Bank of Hungary,
  FF      27,500    8.00%, 11/12/99                      5,471,924
------------------------------------------------------------
Germany--10.7%
   DM      9,215    DSL Finance,
                    7.375%, 2/15/00                      6,964,003
                    German Government Bonds,
   DM      6,680    5.375%, 2/22/99                   $  4,808,070
           8,000    5.75%, 8/22/00                       5,800,508
          22,500    6.75%, 4/22/03                      16,618,962
          18,000    7.375%, 1/3/05                      13,728,707
          18,500    6.25%, 1/4/24                       12,037,140
                                                      ------------
                                                        59,957,390
------------------------------------------------------------
Ireland--3.2%
                    Irish Government Bonds,
  IEP      7,700    9.25%, 7/11/03                      13,686,456
           2,700    8.00%, 8/18/06                       4,460,233
                                                      ------------
                                                        18,146,689
------------------------------------------------------------
Italy--4.9%
 Lira  3,500,000    Bayerische Landesanstalt Bank,
                    10.625%, 5/12/00                     2,230,752
                    Italian Government Bonds,
      30,500,000    8.50%(b), 8/1/99                    18,250,538
      11,500,000    10.00%, 8/1/03                       7,060,510
                                                      ------------
                                                        27,541,800
------------------------------------------------------------
Netherlands--6.9%
                    Dutch Government Bonds,
   DG      7,700    9.00%, 7/1/00                        5,555,240
          37,000    7.00%, 6/15/05                      24,685,901
          12,000    7.50%, 1/15/23                       8,204,616
                                                      ------------
                                                        38,445,757
------------------------------------------------------------
New Zealand--0.7%
NZ$        6,000    New Zealand Government Bond,
                    10.00%, 7/15/97                      4,027,595

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of
December 31, 1995                             THE GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount                                              US$
(000)               Description                Value (Note 1)
Spain--3.6%
  Pts    790,000    Republic of Argentina,
                    12.80%, 12/9/97                   $  6,385,015
                    Spanish Government Bonds,
       1,000,000    10.30%, 6/15/02                      8,511,153
         700,000    8.20%, 2/28/09                       5,110,321
                                                      ------------
                                                        20,006,489
------------------------------------------------------------
United Kingdom--6.6%
  BP       1,750    Guaranteed Export Finance
                       Corporation,
                    7.25%, 12/15/98                      2,733,443
                    United Kingdom Treasury Bonds,
           4,200    9.00%, 3/3/00                        7,023,353
          10,200    8.00%, 9/25/09                      16,316,114
           8,000    6.25%, 11/25/10                     10,818,450
                                                      ------------
                                                        36,891,360
------------------------------------------------------------
United States--32.4%
Corporate Bonds--2.5%
US$        2,000    Banco Nacional de Commercial
                       Exterior (Mexico),
                    7.50%, 7/1/00                        1,727,500
           3,000    Bancomer SA (Mexico),
                    8.00%, 7/7/98                        2,775,000
                    Cemex SA (Mexico),
           3,300    8.875%, 6/10/98                      3,168,000
           2,000    9.50%, 9/20/01                       1,812,500
                    Financira Energetica Nacional
                       (Colombia),
           3,900    9.00%, 11/8/99                       4,070,625
                                                      ------------
                                                        13,553,625
                                                      ------------
Sovereign Bonds--2.0%
           3,050    Argentina Cedulas,
                    Rural Mortgage Bonds,
                    Zero Coupon, 9/1/00                  2,424,750
                    Republic of Brazil,
           2,375    6.6875%(b), 1/1/01, IDU, FRB         2,045,469
           4,500    6.00%, 9/15/13                       2,497,500
           3,000    Republic of Colombia,
                    8.75%, 10/6/99                       3,154,692
           2,000    Republic of Poland,
                    3.75%(b), 10/27/14, FRB              1,297,500
                                                      ------------
                                                        11,419,911
Supranational Bond--0.6%
                    Corporacion Andina de Fomento,
US$          500    6.625%, 10/14/98                  $    493,500
           3,000    7.375%, 7/21/00                      3,007,500
                                                      ------------
                                                         3,501,000
United States Government Obligations--27.3%
          12,300    United States Treasury Bond,
                    7.50%, 11/15/24                     14,784,969
                    United States Treasury Notes,
          12,100    7.375%, 11/15/97                    12,557,501
          56,000    6.75%, 6/30/99                      58,554,720
          11,500    6.125%, 9/30/00                     11,845,000
          35,000    5.75%, 8/15/03                      35,421,050
          16,810    7.875%, 11/15/04                    19,457,575
                                                      ------------
                                                       152,620,815
                                                      ------------
                                                       181,095,351
                                                      ------------
                    Total long-term investments
                       (cost US$451,641,530)           476,533,125
                                                      ------------
SHORT-TERM INVESTMENTS--12.7%
------------------------------------------------------------
Australia--1.3%
A$         9,600    Barclays Bank Time Deposit,
                    7.125%, 1/5/96                       7,143,336
------------------------------------------------------------
Czech Republic--0.5%
                    Unilever Euro Commercial
                       Paper(c),
   CZK    45,000    10.40%, 1/17/96                      1,651,082
          30,000    10.67%, 3/18/96                      1,099,392
                                                      ------------
                                                         2,750,474
------------------------------------------------------------
Italy--0.3%
 Lira  2,400,000    Mellon Bank Time Deposit,
                    10.25%, 1/5/96                       1,513,764

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

THE GLOBAL TOTAL RETURN FUND, INC.
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal
Amount                                             US$
(000)               Description                Value (Note 1)
 ------------------------------------------------------------
New Zealand--2.1%
NZ$        2,600    Mellon Bank Time Deposit,
                    8.25%, 1/5/96                     $  1,698,580
          15,000    New Zealand Government Bond,
                    9.00%, 11/15/96                      9,857,231
                                                      ------------
                                                        11,555,811
------------------------------------------------------------
Spain--0.7%
  Pts    510,000    Barclays Bank Time Deposit,
                    9.0625%, 1/5/96                      4,206,093
------------------------------------------------------------
United Kingdom--0.6%
  BP       2,100    Mellon Bank Time Deposit,
                    6.375%, 1/5/96                       3,252,486
------------------------------------------------------------
United States--7.2%
US$       40,545    Joint Repurchase Agreement
                       Account,
                    5.846%, 1/2/96, (Note 4)            40,545,000
                                                      ------------
                    Total short-term investments
                       (cost US$70,941,644)             70,966,964
                                                      ------------
------------------------------------------------------------
Total Investments--97.9%
                    (cost $522,583,174; Note 3)        547,500,089
                    Other assets in excess of
                       liabilities--2.1%                11,571,098
                                                      ------------
                    Net Assets--100%                  $559,071,187
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.

 (a) Principal amount segregated as collateral for forward currency contracts.
 (b) Rate shown reflects current rate of variable rate instruments.
 (c) Percentages quoted represent yields to maturity as of purchase date.

FRB--Floating Rate Bond.
IDU--Interest Due and Unpaid.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Statement of Assets and Liabilities           THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$522,583,174)...............................................................
     $ 547,500,089
Foreign currency, at value (cost
$428,690)..............................................................
      431,421
Cash.........................................................................
 ...........................                  238
Interest
receivable...................................................................
 ..................           14,002,482
Receivable for investments
sold.........................................................................
          3,423,220
Other
assets.......................................................................
 .....................              200,612
Forward currency contracts - net amount receivable from
counterparties..................................              146,375

                               -----------------
   Total
assets.......................................................................
 ..................          565,704,437

                               -----------------
Liabilities
Payable for investments
purchased.......................................................................
          3,252,486
Due to transfer
agent........................................................................
 ...........            1,409,302
Forward currency contracts - net amount payable to
counterparties.......................................            1,289,817
Management fee
payable......................................................................
 ............              404,705
Accrued expenses and other
liabilities..................................................................
            276,940

                               -----------------
   Total
liabilities..................................................................
 ..................            6,633,250

                               -----------------
Net
Assets.......................................................................
 .......................        $ 559,071,187

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......        $     662,077
   Paid-in capital in excess of
par.....................................................................
   547,112,546

                               -----------------

                                   547,774,623
   Undistributed net investment
income..................................................................
     4,469,000
   Accumulated net realized loss on investments and foreign currency
transactions.......................          (16,919,206)
   Net unrealized appreciation on investments and foreign
currencies....................................           23,746,770

                               -----------------
Net assets, December 31,
1995...........................................................................
      $ 559,071,187

                               -----------------

                               -----------------
Net asset value per share:
   ($559,071,187 / 66,207,699 shares of common stock
outstanding).......................................                  $8.44

                               -----------------

                               -----------------

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1995
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $88,452)...........................     $  41,317,528
                                            -----------------
Expenses
   Management fee........................         4,098,739
   Reports to shareholders...............           445,000
   Custodian's fees and expenses.........           358,000
   Transfer agent's fees and expenses....           150,000
   Registration fees.....................           120,000
   Directors' fees.......................           114,000
   Insurance.............................           113,000
   Legal fees and expenses...............            80,000
   Audit fee and expenses................            51,000
   Miscellaneous.........................            75,399
                                            -----------------
   Total expenses........................         5,605,138
                                            -----------------
Net investment income....................        35,712,390
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............        50,522,172
   Foreign currency transactions.........         9,449,667
   Written options transactions..........        (4,631,293)
                                            -----------------
                                                 55,340,546
                                            -----------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        28,380,949
   Foreign currencies....................          (684,435)
   Written options.......................           304,000
                                            -----------------
                                                 28,000,514
                                            -----------------
Net gain on investments and foreign
   currencies............................        83,341,060
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 119,053,450
                                            -----------------
                                            -----------------

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1995            1994
Operations:
   Net investment income..........  $ 35,712,390    $ 34,580,973
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......    55,340,546     (75,052,921)
   Net change in unrealized
      appreciation/depreciation on
      investments and foreign
      currency transactions.......    28,000,514      (5,772,110)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................   119,053,450     (46,244,058)
                                    ------------    ------------
Dividends and distributions:
   Dividends from net investment
      income......................   (35,712,390)    (11,402,165)
   Distribution from net realized
      capital gains...............            --      (8,933,149)
   Distribution in excess of net
      investment income...........   (17,914,921)             --
   Tax return of capital
      distribution................            --     (19,717,909)
                                    ------------    ------------
Total dividends and
   distributions..................   (53,627,311)    (40,053,223)
                                    ------------    ------------
Total increase (decrease).........    65,426,139     (86,297,281)
Net Assets
Beginning of year.................   493,645,048     579,942,329
                                    ------------    ------------
End of year.......................  $559,071,187    $493,645,048
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Global Total Return Fund, Inc., (the ``Fund'') was organized in Maryland on May 6, 1986 as a closed-end, non-diversified management investment company. Investment operations commenced on July 7, 1986. On December 6, 1995, shareholders approved the conversion of the Fund to an open-end fund. Effective January 15, 1996, the Fund began operating as an open-end fund (Note 6).
The investment objective of the Fund is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in
investment grade bonds, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or on unrated securities of equivalent quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in
a
specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by
or
under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized losses on investment transactions.
Net realized gains on foreign currency transactions represents net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
8
Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on
written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, may have no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were not outstanding options written at December 31, 1995.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income which is comprised of three elements: stated coupon, original issue discount and market discount is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: Dividends are declared quarterly. Distributions of long-term capital gains, if any, will be declared annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $22,383,921 and reduce accumulated net realized losses on investments by $22,383,921 for foreign currency gains realized or recognized during the year ended December 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
--------------------------------------------------------------------------------

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The management fee paid PMF was computed weekly through January 12, 1996 and payable monthly at the annual rate of 0.75% of the Fund's average weekly net assets up to US$500 million, 0.70% of such assets between US$500 million and US$1 billion, and 0.65% of such assets in excess of US$1 billion. Effective January 15, 1996, the computation is performed daily (Note 6).
PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and written options, for the year ended December 31, 1995 aggregated $1,209,164,449 and $1,240,936,219, respectively.
Transactions in options written during the year ended December 31, 1995 were as follows:

                                            Number of
                                            Contracts         Premiums
                                              (000)           Received
                                            ---------        -----------
Options outstanding at
 December 31, 1994......................      76,000         $   661,200
Options written.........................     124,863             828,787
Options terminated in closing purchase
 transactions...........................    (200,863 )        (1,489,987)
                                            ---------        -----------
Options outstanding at
 December 31, 1995......................           0                   0
                                            ---------        -----------
                                            ---------        -----------

At December 31, 1995, the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                                   Value at
Foreign Currency Sale          Settlement Date        Current
Appreciation/
 Contracts                        Receivable           Value
(Depreciation)
---------------------------    ----------------     ------------
---------------
British Pounds,
 expiring 1/24/96..........      $ 19,708,747       $ 19,824,528      $
(115,781)
French Francs,
 expiring
 1/24/96-9/16/96...........        16,261,948         16,921,305
(659,357)
German Deutschemarks,
 expiring 1/24/96..........        80,682,921         80,954,794
(271,873)
Irish Punts,
 expiring 1/24/96..........         6,061,782          6,087,758
(25,976)
Italian Lira,
 expiring 1/5/96...........         1,547,147          1,554,229
(7,082)
Japanese Yen,
 expiring 1/24/96..........         8,543,451          8,397,076
146,375
Netherlands Guilder,
 expiring 1/24/96..........        41,363,524         41,501,077
(137,553)
Swiss Francs,
 expiring 1/24/96..........      $ 23,279,693       $ 23,351,888      $
(72,195)
                               ----------------     ------------
---------------
                                 $197,449,213       $198,592,655      $
(1,143,442)
                               ----------------     ------------
---------------
                               ----------------     ------------
---------------

The United States federal income tax basis of the Fund's investments at December 31, 1995 was $522,654,922 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $24,845,167 (gross unrealized appreciation--$25,160,223; gross unrealized depreciation--$315,056).
For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1995 of approximately $17,049,000 which will expire in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.
The Fund has elected to treat appoximately $6,212,700 of net capital losses and approximately $10,344,800 of net currency losses incurred in the two month period ended December 31, 1994 as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Fund had a 3.51% undivided interest in the joint account. The undivided interest for the Fund represented $40,545,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,842, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,460, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,277, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.
Morgan Stanley & Co., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,406, due 1/2/96. The value of the collateral including accrued interest was $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,438, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
--------------------------------------------------------------------------------
10

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 5. Capital
There are 200 million shares of $.01 par value common stock authorized. Of the 66,207,699 shares outstanding as of December 31, 1995, Prudential owned 12,020 shares.
------------------------------------------------------------
Note 6. Subsequent Event
The Board of Directors and shareholders of the Fund approved the conversion of the Fund from a closed-end fund to an open-end fund and approved specific changes to the Fund's Articles of Incorporation and investment restrictions to facilitate the conversion. Effective January 15, 1996 the Fund began operations as an open-end fund and began offering three class of shares (Class A, B and C shares) through Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential. Accordingly, the Fund will compute its net asset value and accept orders to redeem its outstanding shares on a daily basis. However,
a
2% redemption fee, payable to the Fund, will be imposed on all redemptions of Fund shares acquired prior to the conversion during the first six months following the conversion. Also in conjunction with the conversion, Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of PMF, commenced serving as the Fund's transfer agent. Primarily as a result of Fund share redemptions subsequent to the conversion, total net assets of the Fund declined to approximately $358,100,000 as of February 8, 1996.
--------------------------------------------------------------------------------
Note 7. Quarterly Data
(Unaudited)

                                                                            Net
realized and

unrealized
                                                                           gains
(losses) on           Net increase (decrease)

investments                   in net assets
                                               Net investment
and foreign                   resulting from
      Quarterly              Total                 income
currencies                     operations
     period ended           income          Amount       Per share        Amount
      Per share        Amount        Per share
----------------------    -----------     ------------------------
--------------------------     --------------------------
March 31, 1994            $10,004,223     $8,562,473       $ .13
$(37,140,649)     $  (.56)     $(28,578,176)     $  (.43)
June 30, 1994               9,470,430      8,070,788         .12
(16,776,369)        (.25)       (8,705,581)        (.13)
September 30, 1994         10,323,100      9,001,986         .14
(13,445,332)        (.21)       (4,443,346)        (.07)
December 31, 1994          10,388,192      8,945,726         .13
(13,462,681)        (.20)       (4,516,955)        (.07)
March 31, 1995              9,278,978      8,009,531         .12
44,611,081          .67        52,620,612          .79
June 30, 1995               9,974,241      8,605,514         .13
16,259,193          .25        24,864,707          .38
September 30, 1995         11,098,498      9,763,718         .15
5,977,614          .08        15,741,332          .23
December 31, 1995          10,965,811      9,333,627         .14
16,493,172          .25        25,826,799          .39

                                Dividends                Share
      Quarterly             and distributions            price
     period ended         Amount        Per share     High     Low
----------------------  -------------------------     ------------
March 31, 1994          $16,220,886       $.245        $81/4   $7
June 30, 1994             7,282,847         .11         71/8    6 1/2
September 30, 1994        8,273,528        .125         63/4    6 1/8
December 31, 1994         8,275,962        .125         65/8    6
March 31, 1995            8,275,962        .125         61/2    6
June 30, 1995             7,282,322         .11         7       6 3/8
September 30, 1995        9,599,716        .145         8       6 1/2
December 31, 1995        28,469,311         .43         83/8    7 7/8

--------------------------------------------------------------------------------

Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

       Years Ended December 31,

------------------------------------------------------------
                                                                      1995
    1994         1993         1992         1991
                                                                    --------
  --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $   7.46
  $   8.76     $   8.10     $   8.99     $   8.96
                                                                    --------
  --------     --------     --------     --------
Net investment income...........................................         .54
       .52          .64          .81          .84
Net realized and unrealized gain (loss) on investments and
   foreign currencies...........................................        1.25
     (1.22)         .74         (.90)        (.19)
                                                                    --------
  --------     --------     --------     --------
   Total from investment operations.............................        1.79
      (.70)        1.38         (.09)         .65
                                                                    --------
  --------     --------     --------     --------
Dividends from net investment income............................        (.54)
      (.17)        (.30)        (.75)        (.62)
Distributions from net realized capital gains...................          --
      (.13)        (.23)        (.05)          --
Distributions in excess of net investment income................        (.27)
        --           --           --           --
Distributions in excess of net capital gains....................          --
        --         (.19)          --           --
Tax return of capital distribution..............................          --
      (.30)          --           --           --
                                                                    --------
  --------     --------     --------     --------
   Total dividends and distributions............................        (.81)
      (.60)        (.72)        (.80)        (.62)
                                                                    --------
  --------     --------     --------     --------
Net asset value, end of year....................................    $   8.44
  $   7.46     $   8.76     $   8.10     $   8.99
                                                                    --------
  --------     --------     --------     --------
                                                                    --------
  --------     --------     --------     --------
Market price per share, end of year.............................    $   8.25
  $   6.13     $   8.00     $   7.50     $   8.13
                                                                    --------
  --------     --------     --------     --------
                                                                    --------
  --------     --------     --------     --------
TOTAL INVESTMENT RETURN(a)......................................       49.23%
    (16.12)%      16.50%        1.75%        9.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $559,071
  $493,645     $579,942     $535,647     $593,376
Average net assets (000)........................................    $549,407
  $536,230     $567,128     $570,812     $571,767
Ratio of expenses to average net assets.........................        1.02%
      1.04%        1.02%        1.01%         .99%
Ratio of net income to average net assets.......................        6.50%
      6.45%        7.67%        9.39%        9.69%
Portfolio turnover rate.........................................         256%
       583%         370%         192%         141%

---------------

 (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported.
Dividends and distributions are assumed for purposes
     of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------
12                                            See Notes to Financial Statements.

Independent Auditors' Report                  THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The Global Total Return Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Global Total Return Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 8, 1996
--------------------------------------------------------------------------------

Supplemental Proxy Information                THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of The Global Total Return Fund, Inc. (The ``Fund'') was held on December 22, 1995 at One Seaport Plaza, 199 Water Street, New York, New York 10292 for the following purposes:

Proposal No.                                                          Purpose
-------------
-----------------------------------------------------------------------------
----------------------------------
(1)               To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment
                  company.
(2)               To approve changes to investment restrictions of the Fund as follows:
                  a. To clarify the Fund's permitted use of margin.
                  b. To increase the Fund's borrowing capabilities.
                  c. To clarify the Fund's loan policies.
(3)               If Proposal No. 1 is approved, to approve a new Management
Agreement between the Fund and Prudential Mutual
                  Fund Management, Inc. and a new Subadvisory Agreement between
Prudential Mutual Fund Management, Inc. and The
                  Prudential Investment Corporation.
(4)               To elect Directors as follows:
                  a. If Proposal No. 1 is approved, to elect seven Directors.
                  b. If Proposal No. 1 is not approved, to elect two Directors.
(5)               If Proposal No. 1 is approved, to approve a Plan of
Distribution pursuant to Rule 12b-1 under the Investment
                  Company Act of 1940, as amended.
(6)               If Proposal No. 1 is approved, to approve an Alternative
Purchase Plan and an amendment to the Fund's Articles
                  of Incorporation to permit the issuance of multiple classes of shares.
(7)               To ratify the selection by the Board of Directors of Deloitte
& Touche LLP as independent auditors for the year
                  ending December 31, 1995.
(8)               To consider and act upon any other business as may properly come before the Meeting or any adjourment thereof.

The results of the Proxy solicitation on the above matters were as follows:

Proposal No.                              Votes for             Votes Against
          Votes Withheld            Abstentions
-------------------------------           ----------            -------------
          --------------            -----------
(1)                                       35,712,617              1,129,150
                    --                 996,307
(2a)                                      35,053,484              1,376,747
                    --               1,407,843
(2b)                                      27,413,194              8,741,153
                    --               1,683,726
(2c)                                      28,921,942              7,448,133
                    --               1,467,998
(3)                                       35,302,770              1,095,563
                    --               1,439,740
(4a)
Edward D. Beach                           34,103,729                     --
             3,096,338                      --
Harry A. Jacobs, Jr.                      33,969,310                     --
             3,230,756                      --
Thomas T. Mooney                          34,124,277                     --
             3,075,790                      --
Richard A. Redeker                        34,031,980                     --
             3,168,086                      --
Sir Michael Sandberg                      34,034,634                     --
             3,165,433                      --
Robin B. Smith                            34,140,250                     --
             3,059,817                      --
Nancy H. Teeters                          34,037,050                     --
             3,163,017                      --
(4b)
                                            --
Edward D. Beach                           34,101,403                     --
             3,098,663
Robin B. Smith                            34,220,283                     --
             2,979,784                      --
(5)                                       33,151,007              3,181,037
                    --               1,506,029
(6)                                       34,604,051              1,653,216
                    --               1,580,806
(7)                                       35,215,651                349,747
                    --               1,634,667
(8)  There was no other business voted upon at the Annual Meeting of
Shareholders.

--------------------------------------------------------------------------------
14

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Edward D. Beach
Harry A. Jacobs, Jr.
Thomas T. Mooney
Richard A. Redeker
Sir Michael Sandberg
Robin B. Smith
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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--The Global Total Return Fund, Inc.
                   ==J.P. Morgan Global Traded Government Bond Index

The Global Total Return Fund, Inc. and the
JP Morgan Global Traded Government Bond Index:
Comparing a $10,000 Investment.

Average Annual
Total Returns
----------------
With Sales Load
10.5% Since Inception
7.3% for 5 Years
20.5% for 1 Year
                                           Class A
                                           (GRAPH)
Without Sales Load
10.9% Since Inception
8.2% for 5 Years
25.5% for 1 Year

Past performance is no guarantee of future performance, and an investor's shares, when redeemed, may be worth more or less than their original value. The Fund operated as a closed- end fund as of 12/31/95 and shares of the Fund traded on the New York Stock Exchange for all periods shown. The
Fund commenced operations as an open-end fund on 1/15/96. Concurrent with open-ending, the Fund is subject to higher operating expenses which would have resulted in lower returns if applied to past performance.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The Global Total Return Fund, Inc. with a similar investment in the J.P. Morgan Global Traded Government Bond Index (the Global Index) by portraying the initial account values at the commencement of operations of each class and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis beginning 7/7/86. For purposes of the graphs and, unless otherwise indicated, it has been assumed that (a) the current maximum sales charge (4%) was deducted from the initial $10,000 investment in Class A shares, (b) all recurring fees (including management fees) were deducted and (c) all dividends and distributions were reinvested.

The Global Index is a weighted index of the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States and provides a broad measure of market performance. The Global Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the Global Bond Index may differ substantially from the securities in the Fund's portfolio. The Global Bond Index is not the only index that may be used to characterize performance of global bond funds and other indexes may portray different comparative performance.

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Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852

37936L204  MF169E
           Cat# 42M186K